UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 22, 2009

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Vornado Realty Trust (the “Company”) filed a prospectus supplement, dated as of April 22, 2009, relating to the sale of common shares of beneficial interest, par value $0.04 per share, of the Company (the “Common Shares”) in an underwritten public offering pursuant to the Company’s Registration Statement on Form S-3 ASR (File No. 333-138367) (the “Registration Statement”). In connection therewith, the Company is filing as exhibits to this report the opinion of Venable LLP with respect to the validity of the Common Shares and the opinions of each of Sullivan & Cromwell LLP, Shearman & Sterling LLP and Paul, Hastings, Janofsky & Walker LLP, in each case as to certain tax matters.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibit.

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this report.

5.1 Opinion of Venable LLP as to validity of the Common Shares.

8.1 Opinion of Sullivan & Cromwell LLP as to certain tax matters.

8.2 Opinion of Shearman & Sterling LLP as to certain tax matters.

8.3 Opinion of Paul, Hastings, Janofsky & Walker LLP as to certain tax matters.

23.1 Consent of Venable LLP (included in Exhibit 5.1).

23.2 Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

23.3 Consent of Shearman & Sterling LLP (included in Exhibit 8.2).

23.4 Consent of Paul, Hastings, Janofsky & Walker LLP (included in Exhibit 8.3).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: April 29, 2009